Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 1, 2002, by and among Saba Software, Inc., a Delaware corporation, with headquarters located at 2400 Bridge Parkway, Redwood Shores, California 94065 (the “Company”), and the undersigned buyers (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.    In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and

B.    To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (as so amended, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

1.    DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.    “Investor” means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

b.    “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

c.    “Register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

d.    “Registrable Securities” means the shares of Common Stock (i) issued to the Buyers on the Closing Date (as defined in the Securities Purchase Agreement) in accordance with the terms and conditions of the Stock Purchase Agreement, 348,836 shares of Common Stock sold by Bobby Yazdani to the Buyers on the Closing Date and (iii) any shares of capital stock issued or issuable with respect to the shares referenced in clause (i) or (ii) above as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that the term “Registrable Securities” shall exclude in all events: (i) any Registrable Securities sold or transferred by a Person in a transaction in which the registration rights granted under this Agreement are not assigned in accordance with the provisions of this Agreement; (ii) any Registrable Securities sold in a public offering pursuant to a Registration Statement filed with the SEC or sold pursuant to Rule 144 (as defined in Section 8 below); (iii) as to any Investor, the Registrable Securities held by such Investor if all of such Registrable Securities can be publicly sold without restriction (including, without limitation as to volume, but by complying with the manner of sale and Form 144 filing requirements, if applicable) within a three-month period pursuant to Rule 144; and (iv) as to any Investor, any such Investor’s shares of Registrable Securities for which the Investor has notified the Company in writing of such Investor’s election to exclude such Investor’s shares from a Registration Statement.

e.    “Registration Statement” means a registration statement of the Company filed under the 1933 Act.

2.    REGISTRATION.

a.    Mandatory Registration.    The Company shall use its reasonable efforts to prepare and file with the SEC within sixty (60) days after the Closing Date a Registration Statement or Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use its reasonable efforts to prepare and file with the SEC within one-hundred and eighty (180) days after the Closing Date a Registration Statement or Registration Statements (as is necessary) on such other form as is available for such a registration, subject to the provisions of Section 2(b). The Company shall use its reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable.

b.    Ineligibility for Form S-3.    In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

c.    Sufficient Number of Shares Registered.    In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of such Registrable Securities, in each case, as soon as practicable after the necessity therefor arises. The Company shall use its reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

3.    RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.    Following effectiveness of a Registration Statement, the Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction (including, without limitation, as to volume, but by complying with the manner of sale and Form 144 filing requirements, if applicable) within a three-month period pursuant to Rule 144 promulgated under the 1933 Act (or successor thereto), (ii) the date on which the Investors shall have sold all the Registrable Securities, and (iii) the second anniversary of the date of this Agreement (the “Registration Period”).

b.    The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

c.    Following effectiveness of a Registration Statement, the Company shall promptly furnish to each Investor whose Registrable Securities are included in such Registration Statement, without charge, at least one copy of such Registration Statement and any post-effective amendment(s) or supplement(s) thereto, and to each Investor that requests such number of copies of a prospectus and all amendments and supplements thereto, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d.    The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its certificate of incorporation or bylaws. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e.    As promptly as practicable after becoming aware of such event, the Company shall notify (by email, fax or other communication) each Investor of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its reasonable efforts to promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

f.    The Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.    The Company shall use its reasonable efforts either to secure designation and quotation of all the Registrable Securities covered by the Registration Statement on The Nasdaq National Market or, if, despite the Company’s reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in satisfying the preceding clause, to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities.

h.    The Company shall reasonably cooperate with the Investors who hold Registrable Securities being offered pursuant to an effective Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) upon such Investors’ delivery of original certificates representing the Registrable Securities tendered for sale pursuant to the effective Registration Statement and the Company shall enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

i.    The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

j.    Notwithstanding anything to the contrary set forth in this Agreement, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company (a “Grace Period”), and during such Grace Period, after receipt of the notice described below, the Investors shall not sell any Registrable Securities or any other securities of the Company that are held by such Investor and shall not disclose to any third party that such a notice has been given or the contents of the notice; provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in such notice the Company shall not disclose the contents of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that during any consecutive 365-day period, there shall be only two (2) Grace Periods and any such Grace Period shall not exceed forty-five (45) days (an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) above and the date referred to in such notice.

4.    OBLIGATIONS OF THE INVESTORS.

a.    At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, the intended method of disposition of the Registrable Securities held by it and any other information as shall be reasonably requested by the Company and/or be required to timely effect the registration of such Registrable Securities and such Investor shall execute such documents in connection with such registration as the Company may reasonably request.

b.    Each Investor by such Investor’s acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.    Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or upon receipt of any notice from the Company pursuant to Section 3(j), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3(e) or 3(f) or until the date specified in Section 3(j), and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company), or destroy all copies in such Investor’s possession of, any prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.    EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and brokerage commissions, incurred by the Company in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.    INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.    To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities and the directors, officers, partners, employees, agents, and representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (each a “Claim” and collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (collectively, “Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Final Prospectus (as defined below) (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state in such prospectus any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder, in each case relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations” and each a “Violation”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Investor, to whom such Indemnified Person is associated, expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent a Claim is based on, or results from, a failure of the Investor, to whom such Indemnified Person is associated, to deliver or to cause to be delivered in a timely manner the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of the Company and all of its controlling persons, directors, officers, employees, agents and representatives, or without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iv) shall not be available to the extent a Claim is based on the failure of the Investor, to whom such Indemnified Person is associated, to comply with the covenants and agreements applicable to such Investor contained in this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.    In connection with any Registration Statement in which an Investor is participating, and to the fullest extent permitted by law, such Investor will, and hereby does, severally and not jointly, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, employees, agents and representatives, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each a “Company Indemnified Person” and, together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act, any other law or otherwise, insofar as such Claim or Indemnified Damages (i) arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Investor expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (ii) is based on, or results from, a failure of the Investor to deliver or to cause to be delivered in a timely manner the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c), or (iii) to the extent a Claim is based on, or arises in connection with, the failure of the Investor to comply with the covenants and agreements applicable to such Investor contained in this Agreement; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without an unconditional release of such Investor and all of its controlling persons, employees and agents, or without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor received or to be received as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

c.    The foregoing indemnity agreements contained in Sections 6(a) and (b) are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement in question becomes effective or in an amended prospectus filed with the SEC pursuant to Rule 424(b) promulgated under the 1933 Act (the “Final Prospectus”), such indemnity agreements shall not inure to the benefit of any Indemnified Party if a copy of the Final Prospectus was furnished or made available in a timely manner to the

Investor, to whom the Indemnified Party is associated, and was not furnished in a timely manner at or prior to the time required by the 1933 Act to the Person asserting the Claim against the Indemnified Party.

d.    Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the Indemnified Party (or, if there is more than one Indemnified Party, a majority in interest of the Indemnified Parties); provided, however, that an Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for all of the Indemnified Persons, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party that relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties and Persons relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

e.    The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

f.    The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of any Indemnified Party against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.    CONTRIBUTION.

If the indemnification provided for in Section 6 is unavailable to or insufficient to hold harmless an Indemnified Party under subsection (a) or (b) thereof in respect of any Claim or Indemnified Damages, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim or Indemnified Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such Claim or Indemnified Damages, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by or on behalf of the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if all Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 7. The amount paid or payable by an Indemnified Party as a result of the Claims or Indemnified Damages referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute any amount in excess of the net amount of proceeds received or receivable by the Investor from the sale of the Registrable Securities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Contribution (together with any indemnification or other obligations under this Agreement) by any Investor (including any Indemnified Party associated with such Investor) shall be limited in amount to the net amount of proceeds received or receivable by such Investor from the sale of the Registrable Securities.

8.    REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.    file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the 1934 Act so long as (i) the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and (ii) the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

b.    furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144.

9.    ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be assignable by the Investors to any Permitted Transferee (as defined below) of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company promptly after such assignment; (ii) the Company is, promptly after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained in this Agreement; provided, however, that no such assignment or transfer shall increase the obligations of the Company hereunder. For purposes hereof, “Permitted Transferee” shall mean any Person who (a) is (i) an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act; or (ii) a partner of such Investor, an affiliate of such Investor or a partner of any such affiliate or any Person controlling, controlled by, or under common control with, such Investor; and (b) is a transferee of the Registrable Securities as permitted under the securities laws of the United States and any other jurisdiction of the United States.

10.    AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended or modified and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors who then hold at least a majority of the Registrable Securities. Any amendment, modification or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment, modification or waiver shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

11.    MISCELLANEOUS.

a.    A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to the following address and facsimile:

Saba Software, Inc.
2400 Bridge Parkway
Redwood Shores, CA 94065
Telephone: (650) 581-2500
Facsimile: (650) 581-2545
Attention: General Counsel

If to a Buyer:

To the Buyer at the address and facsimile number set forth on the
Schedule of Buyers attached hereto, with copies to such Buyer’s representatives, if any, specified on the Schedule of Buyers;

or at such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party in accordance with the above provisions five (5) days prior to the effectiveness of such change.

c.    Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.    The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in San Mateo County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.    If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

f.    This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

g.    Subject to the requirements of Section 9, this Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

h.    The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

i.    This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, and not a facsimile, signature.

j.    Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.    All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors then holding at least a majority of the Registrable Securities at the time of such consents or other determinations.

l.    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

******

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: Saba Software, Inc.

By:
Name:
Title:

BUYERS: Sequoia Capital IX Sequoia Capital Entrepreneurs Fund Sequoia Capital IX Principals Fund

By:	SC IX Management, LLC A Delaware Limited Liability Company General Partner of Each

By:	Managing Member

Sequoia Capital Franchise Fund Sequoia Capital Franchise Partners

By:	SCFF Management, LLC A Delaware Limited Liability Company General Partner of Each

By:	Managing Member

SCHEDULE OF BUYERS

Buyer Name	Buyer’s (and Buyer’s Representative’s, if any) Address and Facsimile Number
Sequoia Capital IX	__________________ __________________ __________________

Sequoia Capital Entrepreneurs Fund	__________________ __________________ __________________

Sequoia Capital IX Principals Fund	__________________ __________________ __________________

Sequoia Capital Franchise Fund	__________________ __________________ __________________

Sequoia Capital Franchise Partners	__________________ __________________ __________________